Exhibit No. 99


CREDIT | FIRST
SUISSE | BOSTON


                                  WFALT 2005-1

                           $217mm (approx.) 30YR ALT-A


                   All characteristics below are approximate:

Investor Settlement Date: 2/28/05

Total Deal Size (all loan groups): $217mm

Servicer and Master Servicer:  Wells Fargo Bank

Trustee:  Wachovia Bank

Call Feature:  10%

Compensating Interest: Interest shortfalls resulting from principal prepayments in full will be offset by the Master Servicer (Wells Fargo Bank) to the lesser of a) 1/12 of .20% of the Scheduled Principal Balance, and b) available master servicing compensation.

Total # of Loan Groups: 3

Collateral Type and Size of Each Loan Group:  30yr Jumbo Alt-A ($62mm)
                                              30yr Conf. Alt-A ($71mm)
                                              30yr Conf. Alt-A Non-Owner ($84mm)

Do subordinate bonds cross-collateralized multiple loan groups: Yes


CA: 25%
Gross WAC: 6.28%
WAC Range = 4.875% - 7.375%
Pass Through Rate = 5.50%
WAM = 335


Weighted Average Loan Balance: $180,083
Maximum Loan Size: $992,452
# of loans > $1,000,000:  0


Weighted Average FICO:  726
% FICO < 650 (including zero and no FICOs):  4.69%
% FICO < 600 (including zero and no FICOs):  0.11%

% Owner Occupied:  46%

% Purchase:  54%
% Cash Out Refinance: 29%
% Rate/Term Refinance:  17%

% Full/Alt Documentation:  45%

% Single Family and PUD:  68%

Top 3 States and % of each:  CA - 25%, FL -7%, NY - 9%

Stip to No MH Loans: None
Stip to No Section 32 Loans: None

Credit Enhancement % to AAAs: 5.00%

% Prepay Penalty Loans: 0%
% Interest Only Loans: 0%
% Balloon Loans: 0%



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC ("CSFB") and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful to registration under the securities laws of such jurisdiction. The securities may not be sold nor an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY CSFB.

CREDIT | FIRST
SUISSE | BOSTON


                              WFALT 2005-1 Group 3

             $84mm (approx.) 30YR CONF ALT-A 100% Non-Owner Occupied

                   All characteristics below are approximate:

Investor Settlement Date: 2/28/05

Total Deal Size (all loan groups): $217mm

Servicer and Master Servicer:  Wells Fargo Bank

Trustee:  Wachovia Bank

Call Feature:  10%

Compensating Interest: Interest shortfalls resulting from principal prepayments in full will be offset by the Master Servicer (Wells Fargo Bank) to the lesser of a) 1/12 of 0.20% of the Scheduled Principal Balance, and b) available master servicing compensation.

Total # of Loan Groups: 3

Collateral Type and Size of Each Loan Group:   30yr Jumbo Alt-A ($62mm)
                                               30yr Conforming Alt-A ($71mm)
                                               30yr Conf Alt-A Non-Owner ($84mm)

Do subordinate bonds cross-collateralized multiple loan groups: Yes

CA: 21%
Gross WAC: 6.35%
WAC Range = 5.375% - 7.375%
Pass Through Rate = 5.50%
WAM = 330

Weighted Average Loan Balance: $125,742
Maximum Loan Size: $496,434
# of loans > $1,000,000:  0


Weighted Average FICO:  720
% FICO < 650 (including zero and no FICOs):  5.88%
% FICO < 600 (including zero and no FICOs):  0.17%

% Owner Occupied:  0%

% Purchase:  55%
% Cash Out Refinance: 32%
% Rate/Term Refinance:  14%

% Full/Alt Documentation:  56%

% Single Family and PUD:  50%

Top 3 States and % of each:  CA - 21%, FL -7%, NY - 6%

Stip to No MH Loans: None
Stip to No Section 32 Loans: None

Credit Enhancement % to AAAs: 5.00%

% Prepay Penalty Loans: 0%
% Interest Only Loans: 0%
% Balloon Loans: 0%



This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC ("CSFB") and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful to registration under the securities laws of such jurisdiction. The securities may not be sold nor an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE POOL CONTAINED IN THE PROSPECTUS SUPPLEMENT RELATING TO THE CERTIFICATES AND SUPERSEDES ALL INFORMATION CONTAINED IN ANY COLLATERAL TERM SHEETS RELATING TO THE MORTGAGE POOL PREVIOUSLY PROVIDED BY CSFB.